EXHIBIT 10.2

Execution Version

SHAREHOLDER SUPPORT AGREEMENT

This SHAREHOLDER LOCK-UP AND SUPPORT AGREEMENT is made as of September 16, 2024 (this “Agreement”) by and among Horizon Space Acquisition I Corp., a Cayman Islands exempted company limited by shares (the “SPAC”), Squirrel Enlivened Technology Co., Ltd., a Cayman Islands exempted company limited by shares (“Squirrel HoldCo”), Squirrel Enlivened International Co., Ltd., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Squirrel HoldCo (“Squirrel Cayman” or, upon and following the Reorganization, “Parent”) and Squirrel Enlivened Holdings Co., Ltd, a British Virgin Islands business company (“Shareholder”). Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Squirrel Cayman is a newly incorporated, wholly-owned, direct subsidiary of Squirrel HoldCo organized for the sole purpose of the merger with Squirrel HoldCo (the “Reorganization”).

WHEREAS, the SPAC, Squirrel HoldCo, PubCo, and Squirrel Enlivened Overseas Co., Ltd., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Squirrel Cayman (the “Merger Sub”) are concurrently herewith entering into a business combination agreement (as the same may be amended, restated or supplemented, the “Business Combination Agreement”) pursuant to which, promptly after the Reorganization, Merger Sub shall merge with and into SPAC, with SPAC continuing as the surviving company (the “Merger”, collectively with the Reorganization and other transactions contemplated herein, the “Business Combination”);

WHEREAS, the Squirrel HoldCo Board has unanimously (i) determined that it is advisable for Squirrel HoldCo to enter into the Business Combination Agreement and the other Transaction Documents to which it is or will be a party, (ii) approved the execution and delivery of the Business Combination Agreement and the other Transaction Documents to which it is or will be a party and the transactions contemplated thereby, including the Reorganization, and (iii) recommended the adoption and approval of the Business Combination Agreement and the other Transaction Documents to which it is or will be a party and the Reorganization by Squirrel HoldCo Shareholders;

WHEREAS, the special committee of the board of directors of the SPAC and the board of directors of the SPAC has unanimously and respectively (i) determined that it is advisable for the SPAC to enter into the Business Combination Agreement and the other Transaction Documents to which it is or will be a party, (ii) approved the execution and delivery of the Business Combination Agreement and the other Transaction Documents to which it is or will be a party and the transactions contemplated hereby and thereby, including the Merger, and (iii) recommended the adoption and approval of the Business Combination Agreement and the other Transaction Documents to which it is or will be a party and the Merger by the shareholders of the SPAC;

Execution Version

WHEREAS, as of the date of this Agreement, Shareholder is a shareholder of Squirrel HoldCo, holding such number of Squirrel HoldCo Ordinary Shares set forth opposite the Shareholder’s name on Schedule A hereto and pursuant to the Business Combination Agreement, each Squirrel HoldCo Ordinary Share (other than the Squirrel HoldCo Dissenting Shares and Squirrel HoldCo Excluded Shares) issued and outstanding immediately prior to the Reorganization Effective Time (with certain exceptions as described in the Business Combination Agreement) shall be cancelled and automatically converted into the right to receive, without interest, such number of the newly issued shares of Parent Ordinary Shares that is equal to the Exchange Ratio, following which all such Squirrel HoldCo Ordinary Share shall cease to be issued and outstanding and shall automatically be canceled and shall cease to exist (such number of Squirrel HoldCo Ordinary Shares before the Reorganization Effective Time and such number the newly issued shares of Parent Ordinary Shares that Shareholder will receive in connection with the Reorganization are collectively referred to herein as the “Subject Shares” (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into));

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, the SPAC, Squirrel HoldCo and Squirrel Cayman have requested that Shareholder enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. Shareholder hereby represents and warrants to the SPAC, Squirrel HoldCo and Squirrel Cayman as of the date of this Agreement as follows:

1.1 Organization. Shareholder has been duly incorporated, organized or formed and is validly existing as a corporation in good standing (or equivalent status, to the extent that such concept exists) under the Laws of British Virgin Islands, and has the requisite corporate power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. It is duly licensed or qualified and in good standing as a foreign corporation in all jurisdictions in which the character of the property owned, leased or operated by it or the nature of the business conducted by it is such as to require it to be so licensed or qualified or in good standing (or equivalent status, to the extent that such concept exists) except where the failure to be so licensed or qualified or in good standing would not prevent, impede or, in any material respect, interfere with, delay or adversely affect its ability to perform its obligations under this Agreement and the documents contemplated hereby and consummate the transactions contemplated hereby and thereby.

1.2 Due Authorization. Shareholder has all requisite corporate power and authority to (a) execute and deliver this Agreement and the documents contemplated hereby, and (b) consummate the transactions contemplated hereby and thereby and perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved. No other company proceeding on the part of Shareholder is necessary to authorize the execution and delivery of this Agreement and the documents contemplated hereby or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Shareholder, and assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

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Execution Version

1.3 Governmental Approvals. No consent of or with any Governmental Authority on the part of Shareholder is required to be obtained or made in connection with the execution, delivery or performance by Shareholder of this Agreement and the documents contemplated hereby or the consummation by Shareholder of the transactions contemplated hereby and thereby, other than (a) applicable requirements on securities Laws of any relevant jurisdiction, and the rules and regulations thereunder and (b) where the failure to obtain or make such consents or to make such filings or notifications would not prevent, impede or, in any material respect, interfere with, delay or adversely affect the performance by Shareholder of its obligations under this Agreement and the documents contemplated hereby.

1.4 No Conflict. The execution and delivery of this Agreement by Shareholder and the other documents contemplated hereby by Shareholder, the consummation of the transactions contemplated hereby and thereby and compliance with any of the provisions hereof and thereof by Shareholder do not and will not:

(a) violate or conflict with any provision of, or result in the breach of or default under the Governing Documents of Shareholder;

(b) violate or conflict with any provision of, or result in the breach of, or default under, or require any consent, waiver, exemption or approval under, any applicable Law or governmental order applicable to Shareholder or any of its properties or assets;

(c) (i) violate or conflict with any provision of, or result in the breach of, (ii) result in the loss of any right or benefit under, (iii) give rise to any obligation to obtain any third party consent from any Person, (iv) accelerate the performance required by Shareholder under, (v) constitute (with or without due notice or lapse of time or both) a default, (vi) result in the termination, withdrawal, suspension, cancellation or modification of, (vi) result in a right of termination or acceleration under, (vii) give rise to any obligation to make payments or provide compensation under, or (viii) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Contract to which Shareholder is a party or by which Shareholder may be bound; or

(d) result in the creation of any Lien upon any of the properties or assets of Shareholder;

except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not prevent, impede or, in any material respect, interfere with, delay or adversely affect the ability of Shareholder to perform its obligations under this Agreement and the documents contemplated hereby and consummate the transactions contemplated hereby and thereby.

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Execution Version

1.5 Subject Shares. Shareholder is and will be as of the Merger Closing the sole legal owner of the Subject Shares (with respect to the Squirrel HoldCo Ordinary Shares before the Reorganization and with respect to the Parent Ordinary Shares after the Reorganization), and all such Subject Shares are owned by Shareholder free and clear of all Liens or encumbrances, other than Liens or encumbrances pursuant to the Governing Documents of Shareholder, the Business Combination Agreement, this Agreement or any other Transaction Document or applicable securities laws. Shareholder does not own legally or beneficially any shares or warrants of Squirrel HoldCo or Squirrel Cayman, other than the Subject Shares. Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement, the other Transaction Documents or the Governing Documents of Squirrel HoldCo or Parent.

1.6 Business Combination Agreement. Shareholder understands and acknowledges that the SPAC, Squirrel HoldCo and Squirrel Cayman are entering into the Business Combination Agreement in reliance upon Shareholder’s execution and delivery of this Agreement, Shareholder has received a copy of the Business Combination Agreement, is familiar with the provisions of the Business Combination Agreement and has consented to (and hereby consents to) Squirrel Cayman’s and Squirrel HoldCo’s entry into the Business Combination Agreement.

2. REPRESENTATIONS AND WARRANTIES OF SPAC. SPAC hereby represents and warrants to Shareholder, Squirrel HoldCo and Squirrel Cayman as of the date of this Agreement as follows:

2.1 Organization. The SPAC has been duly incorporated, organized or formed and is validly existing as an exempted company in good standing under the Laws of the Cayman Islands, and has the requisite corporate power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. It is duly licensed or qualified and in good standing as a foreign company in all jurisdictions in which the character of the property owned, leased or operated by it or the nature of the business conducted by it is such as to require it to be so licensed or qualified or in good standing (or equivalent status, to the extent that such concept exists) except where the failure to be so licensed or qualified or in good standing would not prevent, impede or, in any material respect, interfere with, delay or adversely affect its ability to perform its obligations under this Agreement and the documents contemplated hereby and consummate the transactions contemplated hereby and thereby.

2.2 Due Authorization. The SPAC has all requisite corporate power and authority to (a) execute and deliver this Agreement and the documents contemplated hereby, and (b) consummate the transactions contemplated hereby and thereby and perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved. No other company proceeding on its part is necessary to authorize the execution and delivery of this Agreement and the documents contemplated hereby or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by it, and assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

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Execution Version

2.3 No Conflict. The execution and delivery of this Agreement by the SPAC and the other documents contemplated hereby by it, the consummation of the transactions contemplated hereby and thereby and compliance with any of the provisions hereof and thereof by it do not and will not:

(a) violate or conflict with any provision of, or result in the breach of or default under its Governing Documents,

(b) violate or conflict with any provision of, or result in the breach of, or default under any applicable Law or governmental order applicable to it or any of its properties or assets,

(c) (i) violate or conflict with any provision of, or result in the breach of, (ii) result in the loss of any right or benefit under, (iii) give rise to any obligation to obtain any third party consent from any Person, (iv) accelerate the performance required by it under, (v) constitute (with or without due notice or lapse of time or both) a default, (vi) result in the termination, withdrawal, suspension, cancellation or modification of, (vii) result in a right of termination or acceleration under, (viii) give rise to any obligation to make payments or provide compensation under, or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Contract to which it is a party or by which it may be bound, or

(d) result in the creation of any Lien upon any of its properties or assets,

except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not prevent, impede or, in any material respect, interfere with, delay or adversely affect its ability to perform it obligations under this Agreement and the documents contemplated hereby and consummate the transactions contemplated hereby and thereby.

3. REPRESENTATIONS AND WARRANTIES OF SQUIRREL HOLDCO AND SQUIRREL CAYMAN. Each of Squirrel HoldCo and Squirrel Cayman hereby represents and warrants to Shareholder and SPAC as of the date of this Agreement as follows:

3.1 Organization. Each of Squirrel HoldCo and Squirrel Cayman has been duly incorporated, organized or formed and is validly existing as an exempted company in good standing under the Laws of the Cayman Islands, and has the requisite corporate power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. Each of Squirrel HoldCo and Squirrel Cayman is duly licensed or qualified and in good standing as a foreign company in all jurisdictions in which the character of the property owned, leased or operated by it or the nature of the business conducted by it is such as to require it to be so licensed or qualified or in good standing (or equivalent status, to the extent that such concept exists) except where the failure to be so licensed or qualified or in good standing would not prevent, impede or, in any material respect, interfere with, delay or adversely affect its ability to perform its obligations under this Agreement and the documents contemplated hereby and consummate the transactions contemplated hereby and thereby.

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Execution Version

3.2 Due Authorization. Each of Squirrel HoldCo and Squirrel Cayman has all requisite corporate power and authority to (a) execute and deliver this Agreement and the documents contemplated hereby, and (b) consummate the transactions contemplated hereby and thereby and perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved. No other company proceeding on the part of each of Squirrel HoldCo and Squirrel Cayman is necessary to authorize the execution and delivery of this Agreement and the documents contemplated hereby or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by each of Squirrel HoldCo and Squirrel Cayman, and assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

3.3 No Conflict. The execution and delivery of this Agreement by each of Squirrel HoldCo and Squirrel Cayman and the other documents contemplated hereby by it, the consummation of the transactions contemplated hereby and thereby and compliance with any of the provisions hereof and thereof by it do not and will not:

(a) violate or conflict with any provision of, or result in the breach of or default under its Governing Documents,

(b) violate or conflict with any provision of, or result in the breach of, or default under any applicable Law or governmental order applicable to it or any of its properties or assets,

(c) (i) violate or conflict with any provision of, or result in the breach of, (ii) result in the loss of any right or benefit under, (iii) give rise to any obligation to obtain any third party consent from any Person, (iv) accelerate the performance required by it under, (v) constitute (with or without due notice or lapse of time or both) a default, (vi) result in the termination, withdrawal, suspension, cancellation or modification of, (vii) result in a right of termination or acceleration under, (viii) give rise to any obligation to make payments or provide compensation under, or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any contract to which it is a party or by which it may be bound, or

(d) result in the creation of any Lien upon any of its properties or assets,

except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not prevent, impede or, in any material respect, interfere with, delay or adversely affect its ability to perform it obligations under this Agreement and the documents contemplated hereby and consummate the transactions contemplated hereby and thereby.

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Execution Version

4. NO TRANSFER. From the date hereof and until the Merger Closing, Shareholder shall not, without the written consent of the SPAC and the other parties hereto, directly or indirectly (other than (x) pursuant to this Agreement or(y) to an Affiliate of Shareholder (provided that such Affiliate shall enter into a written agreement, in form and substance reasonably satisfactory to the other parties hereto, agreeing to be bound by this Agreement to the same extent as Shareholder was with respect to such transferred Subject Shares)), (i) (a) sell, assign, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer or dispose of, or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any of the Subject Shares, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Subject Shares, whether any such transaction is to be settled by delivery of such Subject Shares, in cash or otherwise, or (c) make public announcement of any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”), other than pursuant to the Reorganization and the transactions contemplated under the Business Combination Agreement, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares) or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in this Agreement, the Business Combination Agreement, other Transaction Documents or the voting and other arrangements under the Governing Documents of Squirrel HoldCo or Squirrel Cayman, (iii) take any action that would reasonably be expected to make any representation or warranty of Shareholder herein untrue or incorrect, or would reasonably be expected to have the effect of preventing or disabling Shareholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying Shareholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void, Shareholder agrees with, and covenants to, the SPAC, Squirrel HoldCo and Squirrel Cayman that Shareholder shall not request that Squirrel HoldCo or Squirrel Cayman register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

5. FURTHER ASSURANCES. Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the SPAC, Squirrel HoldCo and Squirrel Cayman (including Parent upon and following the Reorganization Closing) may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Documents, (ii) refrain from exercising any veto right, consent right or similar right under Squirrel HoldCo’s Governing Documents, Squirrel Cayman’s (including Parent upon and following the Reorganization Closing) Governing Documents or the Cayman Companies Law, which would prevent, impede or, in any material respect, interfere, delay or adversely affect the consummation of the Reorganization or any other transaction contemplated under the Business Combination Agreement, and (iii) cause the Squirrel Companies not to consummate any equity financing prior to the Business Combination, other than the Transaction Financings.

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Execution Version

6. SUPPORT FOR BUSINESS COMBINATION. Shareholder hereby covenants and irrevocably undertakes to the SPAC, Squirrel HoldCo and Squirrel Cayman during the term of this Agreement as follows:

6.1 Agreement to Vote in Favor of the Business Combination. At any meeting of the Squirrel HoldCo Shareholders called to seek the Squirrel HoldCo Shareholder Approval prior to the Reorganization Closing, or at any meeting of the shareholders of Parent (the “Parent Shareholders”) called to seek the requisite approval with respect to any other Transaction Document, Merger or any other transaction contemplated under the Business Combination Agreement is sought or required (the “Parent Shareholder Approval”) upon and following the Reorganization Closing, or at any adjournment or postponement thereof, or in connection with any written consent of the Squirrel HoldCo Shareholders or the Parent Shareholders, as applicable, or in any other circumstances upon which a vote, consent, waiver or other approval with respect to the Business Combination Agreement, any other Transaction Document, the Reorganization, the Merger or any other transaction contemplated under the Business Combination Agreement is sought or required, Shareholder shall:

(a) if a meeting is held, appear at such meeting (in person or, where proxies are permitted, by proxy) or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum;

(b) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the Squirrel HoldCo Shareholder Approval and the Parent Shareholder Approval, or, if there are insufficient votes in favor of granting the Squirrel HoldCo Shareholder Approval and the Parent Shareholder Approval, in favor of the adjournment or postponement of such meeting of the Squirrel HoldCo Shareholders or the Parent Shareholders to a later date; and

(c) in other circumstances in which a vote, consent or approval is required or sought under the Governing Documents of Squirrel HoldCo or Parent or any contract of Squirrel HoldCo or Parent or otherwise, as applicable, in respect of any transaction transactions contemplated hereby and thereby, Shareholder shall vote the Subject Shares, or grant a consent or approve in respect of the Subject Shares.

6.2 Agreement to Vote Against Other Matters. At any meeting of Squirrel HoldCo Shareholders and Parent Shareholders, or at any adjournment or postponement thereof, or in connection with any written consent of the Squirrel HoldCo Shareholders or the Parent Shareholders, as applicable, or in any other circumstances upon which Shareholder’s vote, consent or other approval is sought, Shareholder shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent, if applicable) against:

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Execution Version

(a) any agreement and plan of merger, merger agreement or amalgamation, merger, scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the SPAC or any public offering of any shares of SPAC or, in case of a public offering only, a newly-formed holding company of SPAC (in each case, other than in connection with the Business Combination Agreement, the Reorganization, the Merger and the other transactions contemplated hereby and thereby);

(b) any other business combination, in one transaction or a series of transactions, involving entities other than the SPAC (other than in connection with the Business Combination Agreement, the Reorganization, the Merger and the other transactions contemplated hereby and thereby); and

(c) other than in connection with the Business Combination Agreement, the Reorganization, the Merger and the other transactions contemplated hereby and thereby, any amendment of the Governing Documents of Squirrel HoldCo or Parent or contracts, or other proposal or transaction involving Squirrel HoldCo or Parent, which amendment or other proposal or transaction would prevent, impede or, in any material respect, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Squirrel HoldCo or Parent of, prevent or nullify any provision of the Business Combination Agreement, the Reorganization, the Merger and the other transactions contemplated hereby and thereby or change in any manner the voting rights of any class of the share capital of Squirrel HoldCo or Parent, as applicable.

7. GENERAL PROVISIONS

7.1 Termination. This Agreement shall be effective as of the date hereof and shall immediately terminate upon the earlier of (x) the termination of the Business Combination Agreement pursuant to its terms and (y) the expiration date of the Lock-up Period; provided that, in the event that the Business Combination Agreement is not terminated pursuant to its terms prior to the Merger Closing, Section 1, Section 2, Section 3, Section 4 and Section 5 shall terminate automatically upon the Merger Closing. The termination of this Agreement shall not relieve any party from any liability arising in respect of any willful and material breach of this Agreement prior to such termination. Upon the termination of this Agreement (or any portion thereof), this Section 7 shall survive indefinitely.

7.2 Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered to, with respect to Shareholder, the address set forth on its signature page hereto, and with respect to the SPAC, Squirrel Cayman and Squirrel HoldCo in accordance with Section 12.4 (Notices) of the Business Combination Agreement (or to such other address as any party may have furnished to the others in writing in accordance herewith).

7.3 Headings Counterparts. The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Execution Version

7.4 Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties and any such transfer without the prior written consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

7.5 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

7.6 Amendment. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each party hereto in the same manner as this Agreement and which makes reference to this Agreement.

7.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto relating to the subject matter hereof and the transactions contemplated hereby and supersedes any other agreements, whether written or oral, that may have been made or entered into by or between any of the parties hereto relating to the subject matter hereof or the transactions contemplated hereby.

7.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction.

7.9 Jurisdiction. Each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the federal courts of the State of New York sitting in New York, New York (or any appellate courts thereof), for the purposes of any Legal Proceeding (a) arising under this Agreement or the transactions contemplated hereby or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or the transactions contemplated hereby or any of the transactions contemplated hereby or thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Legal Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Legal Proceeding has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Legal Proceeding (i) arising under this Agreement or the transactions contemplated hereby or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or the transactions contemplated hereby or any of the transactions contemplated hereby or thereby, (A) any claim that it is not personally subject to the jurisdiction of the courts as described in this Section 7.9 for any reason, (B) that it or its property is exempt or immune from the jurisdiction of any such court or from any Legal Proceeding commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Legal Proceeding in any such court is brought in an inconvenient forum, (y) the venue of such Legal Proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 7.2 shall be effective service of process for any such Legal Proceeding.

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Execution Version

7.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.11 Enforcement. The parties hereto agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to specific enforcement of the terms and provisions of this Agreement, in addition to any other remedy to which any party is entitled at Law or in equity. In the event that any Action shall be brought in equity to enforce the provisions of this Agreement, no party hereto shall allege, and each party hereto hereby waives the defense, that there is an adequate remedy at Law, and each party hereto agrees to waive any requirement for the securing or posting of any bond in connection therewith.

[Signature pages follow]

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Execution Version

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

SPAC

Horizon Space Acquisition I Corp.

By:	/s/ Mingyu (Michael) Li
Name:	Mingyu (Michael) Li
Title:	Director, Chairman and Chief Executive Officer

[Signature Page to Squirrel Shareholder Support Agreement]

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Execution Version

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

Squirrel HoldCo

Squirrel Enlivened Technology Co., Ltd.

By:	/s/ Angxiong Zhao
Name:	Angxiong Zhao
Title:	Director

[Signature Page to Squirrel Shareholder Support Agreement]

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Execution Version

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

Squirrel Cayman

Squirrel Enlivened International Co., Ltd.

By:	/s/ Angxiong Zhao
Name:	Angxiong Zhao
Title:	Director

[Signature Page to Squirrel Shareholder Support Agreement]

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Execution Version

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

Shareholder

Squirrel Enlivened Holdings Co., Ltd

By:	/s/ Angxiong Zhao
Name:	Angxiong Zhao
Title:	Director

Notice Address:

Squirrel Enlivened Holdings Co., Ltd

[__]

Attention: [__]

Email: [__]

[Signature Page to Squirrel Shareholder Support Agreement]

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